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                                                                   EXHIBIT 10.22

            ADOPTION, CONSENT AND THIRD AMENDMENT TO RETIREMENT PLAN


     The Retirement Plan adopted by Dollar Thrifty Automotive Group, Inc. ("DTAG") on December 5, 1998, as amended by First Amendment to Retirement Plan adopted by DTAG on September 23, 1999 and Second Amendment to Retirement Plan adopted by DTAG on January 14, 2000 ("Plan") is hereby amended as of July 1, 2000 as follows:

          1. Thrifty Car Sales, Inc., an Oklahoma corporation ("TCS"), by signing below, hereby adopts the Plan and agrees to be bound by all of the terms and conditions of the Plan and agrees to perform all of the obligations of an "Employer" under the Plan.

          2. The definition of Employer contained in Section 1.13 of the Plan is hereby amended by adding thereto "Thrifty Car Sales, Inc."

          3. DTAG, by signing below, hereby consents to the adoption by TCS of the Plan.

                                            DTAG:

                                            DOLLAR THRIFTY AUTOMOTIVE GROUP,
                                            INC., a Delaware corporation
ATTEST:

__________________________                  By: _______________________________
Secretary                                            Steven B. Hildebrand
                                                     Executive Vice President


                                            TCS:

                                            THRIFTY CAR SALES, INC.,
                                            an Oklahoma corporation
ATTEST:

__________________________                  By: _______________________________
Secretary                                            Name: _____________________

                                                     Title:_____________________



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